Credit Facilities	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Credit Facilities

10.	Credit Facilities

Canadian Credit Facilities

In June 2011, Pioneer Electrogroup Canada Inc., a wholly owned subsidiary of Pioneer Power Solutions, Inc. and the parent company of Pioneer Transformers Ltd., Pioneer Wind Energy Systems Inc., 7834080 Canada Inc. and Bemag Transformer Inc. (the “Borrowers”), entered into a letter loan agreement with the Company’s Canadian bank (the “Canadian Facilities”) that replaced and superseded all the Company’s prior financing arrangements with the bank. Bemag Transformer Inc. became a party to the Canadian Facilities on July 1, 2011, upon the acquisition of all of its capital shares by 7834080 Canada Inc. (see Note 5 “Acquisitions”).

The Canadian Facilities provide for up to $23.0 million CAD (approximately $22.6 million expressed in U.S. dollars) consisting of a $10.0 million demand revolving credit facility (“Facility A”) to finance ongoing operations, a $2.0 million term credit facility (“Facility B”) that financed a plant expansion for one of the Company’s operating subsidiaries, a $10.0 million term credit facility (“Facility C”) to finance acquisitions, capital expenditures or to provide funding to Pioneer Power Solutions, Inc., a $50,000 Corporate MasterCard credit facility (“Facility D”) and a $1.0 million foreign exchange settlement risk facility (“Facility E”).

The Canadian Facilities are secured by a first-ranking lien in the amount of approximately $25 million CAD on all of the present and future movable and immovable property of the Borrowers and their subsidiaries.

The Canadian Facilities require the Borrowers to comply on a consolidated basis with various financial covenants, including maintaining a minimum fixed charge coverage ratio of 1.25, a maximum funded debt to EBITDA ratio of 2.75 and a limitation on funded debt to less than 60% of capitalization. The Canadian Facilities also restrict the ability of the Borrowers to, among other things, (i) provide any funding to any person, including affiliates, in an aggregate amount exceeding $5.0 million CAD or (ii) make distributions in an aggregate amount exceeding 50% of Pioneer Electrogroup Canada Inc.’s previous year’s net income.

Facility A is subject to margin criteria and borrowings bear interest at the bank’s prime rate plus 0.50% per annum on amounts borrowed in Canadian dollars, or the U.S. base rate plus 0.50% per annum or LIBOR plus 2.00% per annum on amounts borrowed in U.S. dollars.

Borrowings under Facility B bear interest at the bank’s prime rate plus 1.00% per annum with principal repayments becoming due on a five year amortization schedule.

Borrowings under Facility C are repayable according to a five year principal amortization schedule and bear interest at the following rates: if the funded debt to EBITDA ratio is equal to or greater than 2.00, the bank’s prime rate plus 1.25% per annum on amounts borrowed in Canadian dollars, or the U.S. base rate plus 1.25% per annum or LIBOR plus 2.50% per annum on amounts borrowed in U.S. dollars; or, if the funded debt to EBITDA ratio is less than 2.00, the bank’s prime rate plus 1.00% per annum on amounts borrowed in Canadian dollars, or the U.S. base rate plus 1.00% per annum or LIBOR plus 2.25% per annum on amounts borrowed in U.S. dollars. In addition, Facility C is subject to a standby fee which is calculated monthly using the unused portion of the facility at either 0.625% per annum if the funded debt to EBITDA ratio is equal to or greater than 2.00, or 0.5625% per annum if the funded debt to EBITDA ratio is less than 2.00.

As of December 31, 2011, the Company had approximately $11.5 million in U.S. dollar equivalents outstanding under the Canadian Facilities and was in compliance with its financial covenant requirements. The Company’s borrowings consisted of approximately $1.8 million outstanding under Facility A, $1.7 million outstanding under Facility B, and $8.0 million outstanding under Facility C.

U.S. Credit Facilities

In January 2008, our Jefferson Electric, Inc. subsidiary entered into a bank loan agreement with a U.S. bank that included a revolving credit facility, initially with a borrowing base limit of $5.0 million and a term credit facility (the “U.S. Facilities”). Monthly payments of accrued interest were required under the revolving credit facility and monthly payments of principal and accrued interest were required under the term credit facility. As of April 30, 2010, the date the Company acquired Jefferson Electric, Inc., final payment of all outstanding amounts under the U.S. Facilities was due on October 31, 2011. The interest rate under the revolving credit facility was equal to the greater of the bank’s reference rate or 6.5% per annum. The interest rate under the term credit facility was 7.27% annually.  Borrowings under the U.S. Facilities were collateralized by substantially all the assets of Jefferson Electric, Inc. which had a net carrying value of approximately $12.3 million as of December 31, 2011 and are guaranteed by its Mexican subsidiary. In addition, an officer of Jefferson Electric, Inc. was a guarantor under the U.S. Facilities and he provided additional collateral to the bank in the form of common stock and a warrant to purchase shares of common stock of the Company held by him.

In November 2011, Jefferson Electric, Inc. revised its financing arrangement and extended the maturity date of the U.S. Facilities to October 31, 2012. The amended loan agreement provides for an increase in the borrowing base limit of its revolving credit facility to $6.0 million and a decrease in the interest rate to the bank’s reference rate (currently 3.25% per annum) plus 2.0% per annum. In connection with the amendment, the Company prepaid $250,000 under the term credit facility and agreed to prepay an additional $750,000 by January 31, 2012. The interest rate under the term credit facility was reduced to 6.0% annually, with monthly payments of principal and accrued interest calculated based on an amortization of the then-remaining principal balance outstanding over a hypothetical 5-year term, with a final payment of all outstanding amounts due on October 31, 2012.

Borrowings under the U.S. Facilities continue to be collateralized by substantially all the assets of Jefferson Electric, Inc. and an officer of the subsidiary remains a guarantor. In addition, the Company entered into a guaranty agreement with respect to Jefferson Electric, Inc.’s obligations under the U.S. Facilities and the bank agreed to release additional collateral consisting of common stock and a warrant held by the officer of Jefferson Electric, Inc. The U.S. Facilities, as amended, require Jefferson Electric, Inc. to comply with certain financial covenants, including a requirement to exceed minimum quarterly targets for tangible net worth and maintain a minimum debt service coverage ratio. The U.S. Facilities, as amended, also restrict Jefferson Electric, Inc.’s ability to pay dividends or make distributions, advances or other transfers of assets.

As of December 31, 2011, Jefferson Electric, Inc. had approximately $4.4 million outstanding under the revolving credit facility, approximately $1.9 million outstanding under the term credit facility and was in compliance with their financial covenant requirements.